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                            TOWER SEMICONDUCTOR LTD.

                 FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS

                    TO BE HELD ON SUNDAY, NOVEMBER 24, 2002

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Tower Semiconductor Ltd. (the "Company") hereby appoints each of Rafi Levin, Amir Harel and Tamar Cohen, with full power of substitution, the true and lawful attorney, agent and proxy of the undersigned, to vote, as designated on the reverse side, all of the Ordinary Shares of the Company which the undersigned is entitled in any capacity to vote at the Annual General Meeting of Shareholders of the Company to be held at the offices of the Company located at Hamada Avenue, Ramat Gavriel Industrial Park, Migdal Haemek, Israel, on Sunday, November 24, 2002 at 11:00 a.m. (local time) and all adjournments and postponements thereof.

The undersigned hereby acknowledges receipt of the Notice of Annual General Meeting and the Proxy Statement accompanying such Notice, revokes any proxy or proxies heretofore given to vote upon or act with respect to the undersigned's shares and hereby ratifies and confirm all that the proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN ACCORDANCE WITH THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1,2, AND 3.

                (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)         SEE
                                                                REVERSE SIDE

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Please  date,  sign  and  mail  your  proxy  card  back  as  soon  as  possible!

                  FOR THE ANNUAL GENERAL MEETING OF STOCKHOLDERS

                          TOWER  SEMICONDUCTOR  LTD.

                                NOVEMBER 24, 2002


/  Please  Detach  and  Mail  in  the  Envelope  Provided  /

/X/  Please  mark  your
votes  as  in  this
example.

                           WITHHOLD                                                                             FOR AGAINST ABSTAIN
1. TO ELECT the   FOR      AUTHORITY                                  2. TO APPROVE the appointment of Brightman [ ]   [ ]   [ ]
   nominees      /  /        /  /    Nominees:  Mr. Idan Ofer            Almagor & Co. as the independent public
   listed                                       Mr. Ehud Hillman         accountants of the Company for the year
   at right to serve                            Dr. Eli Harari           ending December 31, 2002.
   as members of                                Mr. Miin Wu
   the Board of Directors until the next annual Mr. N.D. Reddy        3. TO APPROVE the reappointment of Mr. Idan [ ]  [ ]   [ ]
   meeting of shareholders or until their       Dr. Yoav Nissan-Cohen    Ofer  to serve as the Chairman of the
   respective successors  are  duly  elected                             Board of Directors until the next
   and  qualified.                                                       annual meeting of shareholders or until
                                                                         his respective successor is
                                                                         duly elected and qualified.

                                                                      To receive management's report on the business of the Company
                                                                      For the year ended December, 31 2001, and to transact such
                                                                      Other business as may properly come before the meeting or any adjournment thereof.

Signature:______________________________________ Date:_______________ Signature:_____________________________ Date:_______________


NOTE:  Please mark date and sign exactly as the name(s) appear on this proxy. If the signer is a corporation, please sign the full corporate name by  a  duly  authorized  officer.

Executors, administrators, trustees, etc. should  state  their full title or capacity. Joint owners should each sign.




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